SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):  May 26, 1998

	Financial Asset Securitization, Inc.
	Mortgage Participation Securities Series 1997 NAMC1
   		(Exact name of registrant as specified in its charter)


              Virginia          		  0-15483  	    53-1526174
(State or Other Jurisdiction 	(Commission      (I.R.S. Employer
of Incorporation)		File Number)	Identification No.)

901 East Byrd Steet
Richmond, Virginia						 23219
(Address of Principal Executive Offices)			(Zip Code)


Registrant's telephone number, including area code:         (804) 344-7575
Item 5.	Other Events

		On behalf of Financial Asset Securitization, Inc. Mortgage Particiption Securities, Series 1997-NAMC 1, a Trust creat-ed pursuant to the Pooling and Servicing Agreement, dated April 1, 1997, by The First National Bank of Chicago, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated May 26,
		1998. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due May 25, 2027.

		A. 	Monthly Report Information:
			See Exhibit No. 1

		B.	Have any deficiencies occurred?   NO.
				Date:
				Amount:

		C.	Item 1: Legal Proceedings:	NONE

		D.	Item 2: Changes in Securities:	NONE

		E.	Item 4: Submission of Matters to a Vote of Certifi-
			catholders:  NONE

		F.	Item 5: Other Information - Form 10-Q, Part II -
			Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7. Monthly Statements and Exhibits
Exhibit No.
1.


                                               Reimburse-
                                     Realized   ment of
      Beginning                       Loss of   Realized  Remaining
Class  Balance   Principal  Interest Principal   Losses    Balance
FXA-1    2059574    1903856    11843        0           0   155717
FXA-2   20344362      14168   131391        0           0 20330194
FXA-3   11623696          0    71195        0           0 11623696
FXA-4   13200375          0    82502        0           0 13200375
FXA-5    5125000          0    33099        0           0  5125000
FXA-6    4001000          0    25840        0           0  4001000
FXA-7    1000000          0     6458        0           0  1000000
FXA-8   12933612    2157704    65813        0           0 10775909
FXA-9   12933612 NA            25800 NA                 0 10775909
FXP        79926         63 NA              0           0    79863
FXS      6685037 NA            43174 NA                 0  6349043
A-1     29442587    2671897   190150        0           0 26770690
A-2      6962000          0    44963        0           0  6962000
A-3      1951000          0    12600        0           0  1951000
A-4     13582581      10415    87721        0           0 13572166
P        1028020      20534 NA              0           0  1007485
S         741082 NA             4786 NA                 0   661045
B-1      5149307       3733    33256        0           0  5145574
B-2      2094633       1519    13528        0           0  2093115
B-3      1309146        949     8455        0           0  1308196
B-4       785487        569     5073        0           0   784917
B-5       436383        316     2818        0           0   436066
B-6       698212        506     4509        0           0   697706
R              0          0        0        0 NA                 0
RP             0          0        0        0 NA                 0



                                     Reimbur-
                                      ment of
     Beginning                       Realized Remaining
ClassBalance     Principal  Interest  Losses  Balance
FXA-1 136.770647 126.429882 0.786431 0.000000   10.340764
FXA-2 992.407921   0.691140 6.409301 0.000000  991.716781
FXA-31000.000000   0.000000 6.125000 0.000000 1000.000000
FXA-41000.000000   0.000000 6.250000 0.000000 1000.000000
FXA-51000.000000   0.000000 6.458334 0.000000 1000.000000
FXA-61000.000000   0.000000 6.458333 0.000000 1000.000000
FXA-71000.000000   0.000000 6.458330 0.000000 1000.000000
FXA-8 467.494019  77.991635 2.378863 0.000000  389.502384
FXA-9 467.494019   0.000000 0.932553 0.000000  389.502384
FXP   982.021649   0.772340 0.000000 0.000000  981.249309
FXS   685.596952   0.000000 4.427814 0.000000  651.138389
A-1   677.707444  61.501537 4.376861 0.000000  616.205907
A-2  1000.000000   0.000000 6.458334 0.000000 1000.000000
A-3  1000.000000   0.000000 6.458334 0.000000 1000.000000
A-4   991.429271   0.760250 6.402981 0.000000  990.669020
P     945.104865  18.878169 0.000000 0.000000  926.226696
S     616.684469   0.000000 3.982750 0.000000  550.082465
B-1   992.010631   0.719195 6.406735 0.000000  991.291436
B-2   992.010634   0.719194 6.406735 0.000000  991.291440
B-3   992.010640   0.719192 6.406737 0.000000  991.291448
B-4   992.010626   0.719198 6.406740 0.000000  991.291429
B-5   992.010652   0.719191 6.406727 0.000000  991.291461
B-6   992.010968   0.719018 6.406743 0.000000  991.291951
R       0.000000   0.000000 0.000000 0.000000    0.000000
RP      0.000000   0.000000 0.000000 0.000000    0.000000






	SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

			Financial Asset Securitization, Inc.



				By    	/s/ Richard Tarnas
				Name:   Richard Tarnas
				Title:	Vice President,
					The First National Bank of Chicago

Dated: May 26, 1998